UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2013

Date of reporting period :	July 1, 2012 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Annual report
6|30|13

A world of investing.™

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Annual report
6 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	23

Federal tax information	47

About the Trustees	48

Officers	50

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Seeking companies with new ideas — and big futures

The manager of Putnam Small Cap Growth Fund looks for small companies that she believes have the potential to grow and prosper. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than do their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and their business prospects.

In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering opportunities.

The fund’s manager works closely with Putnam’s analysts to seek stocks across a wide range of industries. With intensive research into a company’s financial health and future prospects, as well as industry trends, she has resources to help identify small-cap stocks with attractive growth potential.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth Examining company financials, including sales and earnings, and targeting those believed to offer growth potential.

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation Considering how each stock is valued and seeking stocks whose valuations are attractive relative to the company’s growth potential.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10-12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. For purchases made on or after June 24, 2013, the 1.00% short-term trading fee, as described in the fund’s prospectus, no longer applies. To obtain the most recent month-end performance, visit putnam.com.

4 Small Cap Growth Fund

Interview with your fund’s portfolio manager

Pam, what can you tell us about investing conditions and fund performance for the 12 months ended June 30, 2013?

This was a very strong period for stocks of U.S. companies, particularly those of small companies, which are the focus of this fund.

The S&P 500 Index, a common measure of broad stock market performance, delivered a solid return of 20.60% for the period. Small-cap growth stocks, as measured by the fund’s benchmark, the Russell 2000 Growth Index, gained 23.67%.

And I’m pleased to report that the fund outperformed both this benchmark and the average return for funds in its Lipper peer group, Small-Cap Growth Funds, for the fiscal year.

Volatility was limited over the course of the 12 months. We saw some turbulence in the early weeks last summer, as investors worried about global issues such as the eurozone debt crisis and slowing economic growth in China. Stocks quickly rebounded, however, and posted gains through the close of the calendar year, with brief declines when investors were preoccupied with the U.S. presidential election and the potential fiscal cliff.

For the second half of the period — the first six months of 2013 — stocks continued their advance, and major stock market indexes

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Growth Fund 5

achieved record highs. In late May, shortly after closing at an all-time high, the S&P 500 Index pulled back sharply following a Federal Reserve policy meeting that signaled a possible cutback in the Fed’s bond-buying program. In the weeks that followed, stocks declined more than 6% before recovering in the final days of the period.

Within the fund’s portfolio, what were some strategies or holdings that contributed to fund returns?

The top contributor to fund performance for the fiscal year was Sinclair Broadcast Group, an owner and operator of television stations. The company is diversified across a number of markets and networks, and its key strength, I believe, has been its acquisition activity. In the past two years, the company has acquired a number of television stations, and we expect it will continue to seek new opportunities. Investors appear to approve of the strategy, as Sinclair’s stock has advanced considerably. We believe the acquisitions can improve Sinclair’s free cash flow in the next few years.

Another portfolio highlight was Ocwen Financial, a provider of residential and commercial mortgage loan servicing and asset management services. The company has benefited as many large banks have exited the mortgage servicing business. Ocwen offers a low-cost service platform and has a solid track record in the industry, making it well positioned to bid on a large pool of mortgage-servicing rights from these banks. As a result, the company’s earnings — and stock price — have soared. By the close of the period, we had sold this stock from the portfolio.

Allocations are represented as a percentage of the fund’s net assets as of 6/30/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Small Cap Growth Fund

Also worth noting is the performance of Genworth Financial, an insurance, wealth management, and investment services company. Despite struggles with the company’s long-term-care insurance division, the stock has done well, thanks to other areas of the business. Genworth’s mortgage insurance business has improved greatly, and we expect continued progress in this area.

Can you discuss some stocks that detracted from performance for the period?

The two top detractors from performance were companies that specialize in deep packet inspection. This technology enables businesses — such as mobile phone carriers — to manage traffic according to content, user preferences, and operator performance objectives.

Allot Communications, an Israel-based technology company, and U.S.-based Procera Networks both struggled with declines during the fund’s fiscal year. Companies in this industry have enjoyed strong growth as usage skyrocketed for mobile devices such as smartphones and tablets.

While we remain optimistic about long-term prospects, company growth may decelerate as competition intensifies and demand weakens in maturing markets.

ABIOMED, a medical device company specializing in cardiac support, also struggled due to negative investor sentiment and uncertainty about the status of the

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Small Cap Growth Fund 7

company’s Impella pumps. In late 2012, an FDA panel recommended class III status for the Impella devices, which is a higher risk classification than that of competing products. By the close of the period, we had sold Allot Communications and ABIOMED from the portfolio.

As the fund begins a new fiscal year, what is your outlook?

As the market has advanced, investors appear to be more confident about an improving U.S. economy, and seem willing to take on more risk, which we believe bodes well for small-cap stocks.

We continue to see gradual improvement in areas such as housing and job creation, and overall, the data appear to point to a still strengthening domestic economy.

Of course, volatility is possible for the equity market in the months ahead, particularly as investors anticipate a tapering in the Federal Reserve’s stimulus program.

Against this backdrop, we will continue to follow our investment process of targeting smaller companies that, in our view, have sound business models and steadily growing cash flows. Moreover, we will seek companies with valuations that we consider to be attractive relative to their long-term growth potential.

Thanks for your time and for bringing us up to date, Pam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8 Small Cap Growth Fund

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University in Beijing, China. A CFA charterholder, she has been in the investment industry since she originally joined Putnam in 2000.

IN THE NEWS

Citing a lengthier economic slowdown in emerging-market economies, the deep recession in the eurozone, and the expected tapering of the U.S. Fed’s monetary stimulus, the International Monetary Fund (IMF) recently downgraded its growth projections for economies worldwide. Economic growth around the world is projected to remain subdued at 3.1% in 2013, the same as it was in 2012, the IMF stated in a July update. Worldwide growth in 2014 will be 3.8%, the IMF forecast. As for the IMF’s regional economic forecasts, growth in the United States is projected to rise from 1.75% in 2013 to 2.75% in 2014. In Japan, growth will average 2% this year, but will slow to about 1.25% in 2014. The eurozone will remain in recession in 2013, with negative growth of –0.50%, and in 2014 growth will rise to just below 1%, weaker than previously reported. At 5% in 2013 and 5.5% in 2014, growth in emerging markets and developing economies is now expected to expand at a more moderate pace.

Small Cap Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.41%	9.99%	9.61%	9.61%	9.59%	9.59%	9.87%	9.62%	10.14%	10.58%

10 years	98.16	86.77	84.57	84.57	83.88	83.88	88.65	82.04	93.43	103.00
Annual average	7.08	6.45	6.32	6.32	6.28	6.28	6.55	6.17	6.82	7.34

5 years	34.36	26.63	29.81	27.81	29.40	29.40	31.09	26.51	32.72	36.00
Annual average	6.08	4.84	5.36	5.03	5.29	5.29	5.56	4.81	5.82	6.34

3 years	68.39	58.71	65.20	62.20	64.70	64.70	65.93	60.12	67.13	69.58
Annual average	18.97	16.64	18.21	17.49	18.10	18.10	18.39	16.99	18.67	19.25

1 year	25.58	18.36	24.73	19.73	24.70	23.70	25.04	20.67	25.32	25.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

For purchases made on or after June 24, 2013, the 1.00% short-term trading fee, as described in the fund’s prospectus, no longer applies.

10 Small Cap Growth Fund

Comparative index returns For periods ended 6/30/13

		Lipper Small-Cap Growth
	Russell 2000 Growth Index	Funds category average*

Annual average (life of fund)	5.08%	7.09%

10 years	150.64	140.61
Annual average	9.62	9.07

5 years	53.06	50.06
Annual average	8.89	8.31

3 years	72.65	68.20
Annual average	19.97	18.81

1 year	23.67	22.03

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/13, there were 502, 445, 395, 261, and 118 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,457 and $18,388, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,204. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,343 and $20,300, respectively.

Small Cap Growth Fund 11

Fund price and distribution information For the 12-month period ended 6/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.083		—	—	—		$0.038	$0.134

Capital gains	—		—	—	—		—	—

Total	$0.083		—	—	—		$0.038	$0.134

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/12	$18.37	$19.49	$16.86	$16.80	$17.33	$17.96	$17.95	$18.81

6/30/13	22.97	24.37	21.03	20.95	21.67	22.46	22.45	23.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 6/30/12	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Annualized expense ratio for
the six-month period ended
6/30/13*†	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 6/30/13.

12 Small Cap Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2013, to June 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.59	$10.59	$10.59	$9.26	$7.92	$5.25

Ending value (after expenses)	$1,160.70	$1,157.40	$1,156.80	$1,158.20	$1,159.60	$1,162.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2013, use the following calculation method. To find the value of your investment on January 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.16	$9.89	$9.89	$8.65	$7.40	$4.91

Ending value (after expenses)	$1,018.70	$1,014.98	$1,014.98	$1,016.22	$1,017.46	$1,019.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Small Cap Growth Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2013, Putnam employees had approximately $379,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Small Cap Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

Small Cap Growth Fund 17

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an attempt to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced

18 Small Cap Growth Fund

fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses

Small Cap Growth Fund 19

and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the sec ond time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to

20 Small Cap Growth Fund

evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 525, 469 and 411 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year period ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2009. They noted Putnam Management’s view that performance in 2009 suffered as a result of the fund’s defensive positioning going into the market rally that began in March 2009, as well as poor stock selection in the industrials and heath care sectors.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They observed that, in April 2010, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that the fund’s relative performance had improved under this portfolio manager, with the fund ranking in the second quartile for the one-year period ended December 31, 2012. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment

Small Cap Growth Fund 21

performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Small Cap Growth Fund

Financial statements

A Note About Your Fund’s Auditors:

A non-U.S. member firm in Pricewaterhouse-Coopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Growth Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the “fund”) at June 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2013

24 Small Cap Growth Fund

The fund’s portfolio 6/30/13

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (0.7%)
HEICO Corp. S	8,300	$418,071

Sparton Corp. †	25,000	431,000

		849,071
Biotechnology (3.5%)
ACADIA Pharmaceuticals, Inc. †	28,600	519,090

Aegerion Pharmaceuticals, Inc. †	3,600	228,024

Array BioPharma, Inc. † S	60,000	272,400

Cubist Pharmaceuticals, Inc. †	24,344	1,175,815

Exact Sciences Corp. † S	4,543	63,193

Gentium SpA ADR (Italy) † S	20,300	157,325

Insys Therapeutics, Inc. †	28,300	391,672

Isis Pharmaceuticals, Inc. †	4,400	118,228

Lexicon Pharmaceuticals, Inc. †	81,216	176,239

NewLink Genetics Corp. †	12,800	252,416

PDL BioPharma, Inc. S	35,400	273,288

Pharmacyclics, Inc. †	3,200	254,304

Receptos, Inc. † S	7,300	145,197

Spectrum Pharmaceuticals, Inc. S	19,818	147,842

United Therapeutics Corp. † S	3,670	241,559

		4,416,592
Building products (0.9%)
Trex Co., Inc. † S	22,800	1,082,772

		1,082,772
Capital markets (1.9%)
Greenhill & Co., Inc.	11,700	535,158

HFF, Inc. Class A	44,000	781,880

Safeguard Scientifics, Inc. †	30,900	495,945

Virtus Investment Partners, Inc. †	1,900	334,913

Walter Investment Management Corp. † S	10,000	338,100

		2,485,996
Chemicals (4.8%)
American Vanguard Corp. S	17,451	408,877

Axiall Corp.	13,400	570,572

Chemtura Corp. †	35,000	710,500

FutureFuel Corp.	40,000	566,800

Innophos Holdings, Inc.	11,749	554,200

Innospec, Inc.	20,648	829,637

Koppers Holdings, Inc. S	15,300	584,154

Landec Corp. †	49,200	649,932

LSB Industries, Inc. †	36,305	1,104,035

Tronox, Ltd. Class A S	10,500	211,575

		6,190,282
Commercial banks (0.4%)
Eagle Bancorp, Inc.	23,540	526,825

		526,825
Commercial services and supplies (1.2%)
G&K Services, Inc. Class A	6,800	323,680

KAR Auction Services, Inc.	39,300	898,791

Mine Safety Appliances Co.	7,800	363,090

		1,585,561

Small Cap Growth Fund 25

COMMON STOCKS (95.9%)* cont.	Shares	Value

Communications equipment (4.2%)
Arris Group, Inc. †	21,000	$301,350

Aruba Networks, Inc. †	14,714	226,007

Brocade Communications Systems, Inc. †	81,200	467,712

CalAmp Corp. †	44,817	654,328

EchoStar Corp. Class A †	48,835	1,909,940

InterDigital, Inc.	2,779	124,082

Ixia †	18,426	339,038

Plantronics, Inc.	11,900	522,648

Procera Networks, Inc. † S	30,300	416,019

Ubiquiti Networks, Inc.	22,400	392,896

		5,354,020
Computers and peripherals (0.5%)
Silicon Graphics International Corp. †	19,984	267,386

Synaptics, Inc. †	10,500	404,880

		672,266
Consumer finance (2.2%)
Credit Acceptance Corp. †	5,600	588,280

DFC Global Corp. † S	43,600	602,116

Encore Capital Group, Inc. †	12,900	427,119

Portfolio Recovery Associates, Inc. †	4,000	614,520

World Acceptance Corp. †	6,300	547,722

		2,779,757
Distributors (1.1%)
Core-Mark Holding Co., Inc.	12,600	800,100

VOXX International Corp. †	47,847	587,083

		1,387,183
Diversified consumer services (2.1%)
Ascent Capital Group, Inc. Class A †	3,600	281,052

Bright Horizons Family Solutions, Inc. †	20,100	697,671

Grand Canyon Education, Inc. † S	20,700	667,161

ITT Educational Services, Inc. † S	43,100	1,051,640

		2,697,524
Diversified telecommunication services (0.2%)
Iridium Communications, Inc. †	32,800	254,528

		254,528
Electrical equipment (2.8%)
AZZ, Inc.	16,400	632,384

EnerSys	15,600	765,024

Franklin Electric Co., Inc.	36,794	1,238,118

Generac Holdings, Inc.	25,779	954,081

		3,589,607
Electronic equipment, instruments, and components (1.0%)
FEI Co.	6,660	486,113

MTS Systems Corp.	13,733	777,288

		1,263,401
Energy equipment and services (1.1%)
Helix Energy Solutions Group, Inc. †	46,412	1,069,332

Key Energy Services, Inc. † S	56,850	338,258

		1,407,590
Food and staples retail (0.7%)
Roundy’s, Inc.	59,600	496,468

United Natural Foods, Inc. †	7,600	410,324

		906,792

26 Small Cap Growth Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value

Food products (0.9%)
Hain Celestial Group, Inc. (The) † S	5,800	$376,826

Pinnacle Foods, Inc. †	12,481	301,416

S&W Seed Co. † S	50,900	426,542

		1,104,784
Health-care equipment and supplies (6.8%)
Accuray, Inc. † S	57,900	332,346

Alere, Inc. †	27,900	683,550

Align Technology, Inc. † S	12,600	466,704

Conmed Corp.	23,296	727,767

Cyberonics, Inc. † S	6,000	311,760

DexCom, Inc. †	8,600	193,070

GenMark Diagnostics, Inc. † S	46,978	485,753

Globus Medical, Inc. Class A † S	25,700	433,302

Greatbatch, Inc. † S	27,482	901,135

Haemonetics Corp. †	13,900	574,765

Hill-Rom Holdings, Inc.	14,500	488,360

Insulet Corp. † S	15,100	474,291

NxStage Medical, Inc. †	28,100	401,268

RTI Biologics, Inc. †	88,508	332,790

STAAR Surgical Co. †	73,620	747,243

Steris Corp.	13,100	561,728

TearLab Corp. † S	17,600	186,912

Trinity Biotech PLC ADR (Ireland) †	22,800	384,180

		8,686,924
Health-care providers and services (4.4%)
AmSurg Corp. †	11,141	391,049

Bio-Reference Labs, Inc. † S	6,900	198,375

Centene Corp. †	5,868	307,835

Chemed Corp.	8,900	644,627

Community Health Systems, Inc.	7,500	351,600

HealthSouth Corp. †	27,000	777,600

Magellan Health Services, Inc. †	7,200	403,776

MWI Veterinary Supply, Inc. †	6,100	751,764

Providence Service Corp. (The) †	33,700	980,333

WellCare Health Plans, Inc. †	14,050	780,478

		5,587,437
Health-care technology (1.0%)
athenahealth, Inc. †	2,800	237,216

Computer Programs & Systems, Inc.	4,967	244,078

HMS Holdings Corp. † S	15,700	365,810

MedAssets, Inc. †	26,800	475,432

		1,322,536
Hotels, restaurants, and leisure (2.8%)
AFC Enterprises †	19,537	702,160

Brinker International, Inc. S	18,700	737,341

Fiesta Restaurant Group, Inc. †	6,036	207,578

Marcus Corp.	26,800	340,896

Papa John’s International, Inc. †	11,000	719,070

Small Cap Growth Fund 27

COMMON STOCKS (95.9%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
Town Sports International Holdings, Inc.	46,192	$497,488

Vail Resorts, Inc. S	6,200	381,424

		3,585,957
Household durables (1.1%)
Blyth, Inc. S	16,300	227,548

La-Z-Boy, Inc.	34,200	693,234

Ryland Group, Inc. (The) S	13,500	541,350

		1,462,132
Insurance (1.1%)
Genworth Financial, Inc. Class A †	87,500	998,375

Stewart Information Services Corp. S	17,600	460,944

		1,459,319
Internet and catalog retail (0.7%)
Blue Nile, Inc. †	10,900	411,802

HSN, Inc.	9,562	513,671

		925,473
Internet software and services (3.1%)
Angie’s List, Inc. †	12,500	331,875

Cornerstone OnDemand, Inc. † S	11,800	510,822

Demand Media, Inc. †	21,500	129,000

IntraLinks Holdings, Inc. †	73,400	532,884

Liquidity Services, Inc. † S	14,600	506,182

NIC, Inc.	18,800	310,764

OpenTable, Inc. † S	6,000	383,700

SciQuest, Inc. †	12,000	300,600

ValueClick, Inc. † S	16,900	417,092

XO Group, Inc. †	47,000	526,400

		3,949,319
IT Services (2.4%)
Acxiom Corp. †	23,400	530,712

Booz Allen Hamilton Holding Corp.	17,700	307,626

CSG Systems International, Inc. †	10,900	236,530

Global Cash Access Holdings, Inc. †	57,200	358,072

InterXion Holding NV (Netherlands) †	20,700	540,891

Mantech International Corp. Class A S	14,100	368,292

MAXIMUS, Inc.	5,000	372,400

NeuStar, Inc. Class A † S	6,681	325,231

		3,039,754
Leisure equipment and products (0.5%)
Brunswick Corp.	19,904	635,933

		635,933
Machinery (3.7%)
Altra Holdings, Inc.	22,200	607,836

Chart Industries, Inc. †	7,871	740,582

Greenbrier Companies, Inc. † S	26,800	653,116

Kadant, Inc.	11,900	359,023

L.B. Foster Co. Class A	11,344	489,720

Navistar International Corp. †	9,600	266,496

Standex International Corp.	12,600	664,650

TriMas Corp. †	24,682	920,145

		4,701,568

28 Small Cap Growth Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value

Media (1.5%)
Belo Corp. Class A	17,200	$239,940

Carmike Cinemas, Inc. †	31,100	602,096

ReachLocal, Inc. † S	37,400	458,524

Sinclair Broadcast Group, Inc. Class A	22,747	668,307

		1,968,867
Metals and mining (0.3%)
Horsehead Holding Corp. † S	34,600	443,226

		443,226
Multiline retail (0.4%)
Big Lots, Inc. †	14,800	466,644

		466,644
Oil, gas, and consumable fuels (2.1%)
CVR Energy, Inc. (Escrow) F	26,639	—

Gulfport Energy Corp. †	4,700	221,229

Kodiak Oil & Gas Corp. †	59,500	528,955

Rosetta Resources, Inc. †	12,013	510,793

Swift Energy Co. † S	13,876	166,373

Vaalco Energy, Inc. †	61,900	354,068

W&T Offshore, Inc. S	25,194	360,022

Western Refining, Inc. S	17,830	500,488

		2,641,928
Paper and forest products (0.3%)
Buckeye Technologies, Inc.	5,700	211,128

Louisiana-Pacific Corp. †	9,100	134,589

		345,717
Personal products (1.1%)
Nu Skin Enterprises, Inc. Class A	8,200	501,184

Prestige Brands Holdings, Inc. †	31,500	917,910

		1,419,094
Pharmaceuticals (4.3%)
Auxilium Pharmaceuticals, Inc. †	26,100	434,043

Endo Health Solutions, Inc. †	11,800	434,122

Hi-Tech Pharmacal Co., Inc. S	8,748	290,434

Jazz Pharmaceuticals PLC †	22,305	1,533,023

Medicines Co. (The) † S	15,618	480,410

Questcor Pharmaceuticals, Inc.	10,500	477,330

Salix Pharmaceuticals, Ltd. †	6,182	408,939

Santarus, Inc. †	18,800	395,740

ViroPharma, Inc. † S	37,724	1,080,793

		5,534,834
Professional services (3.0%)
Acacia Research Corp. S	12,487	279,084

Barrett Business Services, Inc.	11,900	621,299

Corporate Executive Board Co. (The)	7,400	467,828

On Assignment, Inc. †	27,300	729,456

TrueBlue, Inc. †	50,100	1,054,605

WageWorks, Inc. †	18,687	643,767

		3,796,039
Real estate investment trusts (REITs) (2.3%)
CBL & Associates Properties, Inc.	28,900	619,038

Geo Group, Inc. (The)	15,654	531,453

Omega Healthcare Investors, Inc.	16,100	499,422

Small Cap Growth Fund 29

COMMON STOCKS (95.9%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Select Income REIT	23,700	$664,548

Sun Communities, Inc.	12,700	631,952

		2,946,413
Real estate management and development (0.4%)
St. Joe Co. (The) † S	24,818	522,419

		522,419
Road and rail (1.5%)
Avis Budget Group, Inc. †	12,991	373,491

Con-way, Inc.	20,100	783,096

Swift Transportation Co. †	46,168	763,619

		1,920,206
Semiconductors and semiconductor equipment (4.2%)
Cavium, Inc. †	7,500	265,275

Fairchild Semiconductor International, Inc. †	27,100	373,980

Integrated Silicon Solutions, Inc. †	34,400	377,024

Microsemi Corp. †	17,100	389,025

Omnivision Technologies, Inc. † S	25,976	484,452

Photronics, Inc. † S	75,292	606,854

RF Micro Devices, Inc. †	117,900	630,765

Rudolph Technologies, Inc. †	54,100	605,920

Semtech Corp. †	9,000	315,270

Silicon Image, Inc. †	111,800	654,030

Teradyne, Inc. † S	36,071	633,767

		5,336,362
Software (8.7%)
Actuate Corp. †	116,902	776,229

Aspen Technology, Inc. †	24,237	697,783

BroadSoft, Inc. † S	5,200	143,520

Commvault Systems, Inc. †	11,300	857,557

Ebix, Inc. S	9,900	91,674

Infoblox, Inc. †	17,286	505,788

Manhattan Associates, Inc. † S	13,130	1,013,111

Mentor Graphics Corp. S	36,900	721,395

Netscout Systems, Inc. †	23,600	550,824

PTC, Inc. †	23,100	566,643

QLIK Technologies, Inc. † S	11,800	333,586

Rovi Corp. †	15,800	360,872

Sourcefire, Inc. † S	8,900	494,395

SS&C Technologies Holdings, Inc. †	21,903	720,609

TIBCO Software, Inc. †	18,500	395,900

TiVo, Inc. †	25,100	277,355

Tyler Technologies, Inc. †	12,600	863,730

Ultimate Software Group, Inc. †	10,197	1,196,006

Verint Systems, Inc. †	14,900	528,503

		11,095,480
Specialty retail (4.6%)
ANN, Inc. †	15,900	527,880

Buckle, Inc. (The) S	5,253	273,261

Destination Maternity Corp.	29,800	733,080

Five Below, Inc. †	5,241	192,659

30 Small Cap Growth Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value

Specialty retail cont.
Francesca’s Holdings Corp. † S	16,600	$461,314

Genesco, Inc. †	8,288	555,213

Lumber Liquidators Holdings, Inc. †	4,300	334,841

Pier 1 Imports, Inc.	13,900	326,511

Sears Hometown and Outlet Stores, Inc. †	8,800	384,736

Select Comfort Corp. † S	19,000	476,140

Sonic Automotive, Inc. Class A	38,028	803,912

Tile Shop Holdings, Inc. †	27,896	807,868

		5,877,415
Textiles, apparel, and luxury goods (0.7%)
Crocs, Inc. †	24,400	402,600

Perry Ellis International, Inc.	21,100	428,541

		831,141
Thrifts and mortgage finance (1.0%)
BofI Holding, Inc. † S	18,237	835,619

Heritage Financial Group, Inc. S	25,900	382,025

Security National Financial Corp. Class A	16,257	96,241

		1,313,885
Trading companies and distributors (1.7%)
Beacon Roofing Supply, Inc. † S	26,805	1,015,373

DXP Enterprises, Inc. †	8,250	549,450

TAL International Group, Inc. † S	14,600	636,122

		2,200,945

Total common stocks (cost $99,106,996)		$122,571,518

SHORT-TERM INVESTMENTS (21.3%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	23,544,098	$23,544,098

Putnam Short Term Investment Fund 0.03% L	3,655,054	3,655,054

Total short-term investments (cost $27,199,152)		$27,199,152

TOTAL INVESTMENTS

Total investments (cost $126,306,148)		$149,770,670

Key to holding’s abbreviations

ADR   American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2012 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $127,856,487.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Small Cap Growth Fund 31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$19,838,269	$—	$—

Consumer staples	3,430,670	—	—

Energy	4,049,518	—	—

Financials	12,034,614	—	—

Health care	25,548,323	—	—

Industrials	19,725,769	—	—

Information technology	30,710,602	—	—

Materials	6,979,225	—	—

Telecommunication services	254,528	—	—

Total common stocks	122,571,518	—	—

Short-term investments	3,655,054	23,544,098	—

Totals by level	$126,226,572	$23,544,098	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Growth Fund

Statement of assets and liabilities 6/30/13

ASSETS

Investment in securities, at value, including $22,194,635 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $99,106,996)	$122,571,518
Affiliated issuers (identified cost $27,199,152) (Notes 1 and 5)	27,199,152

Dividends, interest and other receivables	70,222

Receivable for shares of the fund sold	205,110

Receivable for investments sold	3,109,240

Total assets	153,155,242

LIABILITIES

Payable for investments purchased	1,150,198

Payable for shares of the fund repurchased	288,228

Payable for compensation of Manager (Note 2)	63,485

Payable for custodian fees (Note 2)	5,769

Payable for investor servicing fees (Note 2)	20,833

Payable for Trustee compensation and expenses (Note 2)	63,300

Payable for administrative services (Note 2)	227

Payable for distribution fees (Note 2)	79,832

Collateral on securities loaned, at value (Note 1)	23,544,098

Other accrued expenses	82,785

Total liabilities	25,298,755

Net assets	$127,856,487

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$176,930,604

Accumulated net investment loss (Note 1)	(239,663)

Accumulated net realized loss on investments (Note 1)	(72,298,976)

Net unrealized appreciation of investments	23,464,522

Total — Representing net assets applicable to capital shares outstanding	$127,856,487

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($101,158,468 divided by 4,403,046 shares)	$22.97

Offering price per class A share (100/94.25 of $22.97)*	$24.37

Net asset value and offering price per class B share ($678,745 divided by 32,280 shares)**	$21.03

Net asset value and offering price per class C share ($5,702,806 divided by 272,197 shares)**	$20.95

Net asset value and redemption price per class M share ($1,023,954 divided by 47,252 shares)	$21.67

Offering price per class M share (100/96.50 of $21.67)*	$22.46

Net asset value, offering price and redemption price per class R share
($9,279,239 divided by 413,276 shares)	$22.45

Net asset value, offering price and redemption price per class Y share
($10,013,275 divided by 425,479 shares)	$23.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 33

Statement of operations Year ended 6/30/13

INVESTMENT INCOME

Dividends	$1,875,563

Interest (including interest income of $2,804 from investments in affiliated issuers) (Note 5)	2,804

Securities lending (Note 1)	148,603

Total investment income	2,026,970

EXPENSES

Compensation of Manager (Note 2)	710,052

Investor servicing fees (Note 2)	332,286

Custodian fees (Note 2)	12,178

Trustee compensation and expenses (Note 2)	11,097

Distribution fees (Note 2)	341,912

Administrative services (Note 2)	3,439

Other	110,009

Total expenses	1,520,973

Expense reduction (Note 2)	(37,359)

Net expenses	1,483,614

Net investment income	543,356

Net realized gain on investments (Notes 1 and 3)	13,451,125

Net unrealized appreciation of investments during the year	12,833,906

Net gain on investments	26,285,031

Net increase in net assets resulting from operations	$26,828,387

The accompanying notes are an integral part of these financial statements.

34 Small Cap Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/13	Year ended 6/30/12

Operations:
Net investment income (loss)	$543,356	$(738,041)

Net realized gain on investments	13,451,125	6,522,862

Net unrealized appreciation (depreciation) of investments	12,833,906	(18,024,261)

Net increase (decrease) in net assets resulting
from operations	26,828,387	(12,239,440)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(380,484)	—

Class R	(16,086)	—

Class Y	(54,526)	—

Increase in capital from settlement payments (Note 7)	—	22,606

Redemption fees (Note 1)	4,380	12,380

Decrease from capital share transactions (Note 4)	(10,876,261)	(21,563,664)

Total increase (decrease) in net assets	15,505,410	(33,768,118)

NET ASSETS

Beginning of year	112,351,077	146,119,195

End of year (including accumulated net investment loss
of $239,663 and $253,809, respectively)	$127,856,487	$112,351,077

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees[b]	reimbursements	end of period	value (%)[c]	(in thousands)	(%)[d]	net assets (%)	(%)

Class A
June 30, 2013	$18.37	.10	4.58	4.68	(.08)	(.08)	—	—	$22.97	25.58	$101,158	1.25	.50	98
June 30, 2012	19.95	(.10)	(1.48)	(1.58)	—	—	—	—[b,e]	18.37	(7.92)	90,494	1.31	(.57)	141
June 30, 2011	13.70	(.09)	6.34	6.25	—	—	—	—[b,f]	19.95	45.62	115,410	1.32	(.50)	108
June 30, 2010	11.44	(.09)	2.35	2.26	—	—	—	—	13.70	19.76	90,417	1.39[g]	(.67)[g]	114
June 30, 2009	17.17	(.10)	(5.63)	(5.73)	—	—	—	—	11.44	(33.37)	106,055	1.47[g]	(.79)[g]	133

Class B
June 30, 2013	$16.86	(.06)	4.23	4.17	—	—	—	—	$21.03	24.73	$679	2.00	(.30)	98
June 30, 2012	18.40	(.16)	(1.38)	(1.54)	—	—	—	—[b,e]	16.86	(8.37)	195	1.70[h]	(.97)[h]	141
June 30, 2011	12.73	(.20)	5.87	5.67	—	—	—	—[b,f]	18.40	44.54	4,140	2.07	(1.25)	108
June 30, 2010	10.71	(.17)	2.19	2.02	—	—	—	—	12.73	18.86	4,020	2.14[g]	(1.38)[g]	114
June 30, 2009	16.20	(.18)	(5.31)	(5.49)	—	—	—	—	10.71	(33.89)	7,724	2.22[g]	(1.55)[g]	133

Class C
June 30, 2013	$16.80	(.05)	4.20	4.15	—	—	—	—	$20.95	24.70	$5,703	2.00	(.26)	98
June 30, 2012	18.39	(.22)	(1.37)	(1.59)	—	—	—	—[b,e]	16.80	(8.65)	4,955	2.06	(1.32)	141
June 30, 2011	12.72	(.20)	5.87	5.67	—	—	—	—[b,f]	18.39	44.58	6,642	2.07	(1.25)	108
June 30, 2010	10.71	(.18)	2.19	2.01	—	—	—	—	12.72	18.77	5,266	2.14[g]	(1.41)[g]	114
June 30, 2009	16.19	(.18)	(5.30)	(5.48)	—	—	—	—	10.71	(33.85)	5,859	2.22[g]	(1.55)[g]	133

Class M
June 30, 2013	$17.33	—[b]	4.34	4.34	—	—	—	—	$21.67	25.04	$1,024	1.75	.02	98
June 30, 2012	18.93	(.18)	(1.42)	(1.60)	—	—	—	—[b,e]	17.33	(8.45)	1,058	1.81	(1.06)	141
June 30, 2011	13.06	(.16)	6.03	5.87	—	—	—	—[b,f]	18.93	44.95	1,256	1.82	(1.00)	108
June 30, 2010	10.96	(.15)	2.25	2.10	—	—	—	—	13.06	19.16	1,149	1.89[g]	(1.16)[g]	114
June 30, 2009	16.53	(.16)	(5.41)	(5.57)	—	—	—	—	10.96	(33.70)	1,086	1.97[g]	(1.30)[g]	133

Class R
June 30, 2013	$17.95	.05	4.49	4.54	(.04)	(.04)	—	—	$22.45	25.32	$9,279	1.50	.24	98
June 30, 2012	19.55	(.14)	(1.46)	(1.60)	—	—	—	—[b,e]	17.95	(8.18)	7,916	1.56	(.82)	141
June 30, 2011	13.46	(.13)	6.22	6.09	—	—	—	—[b,f]	19.55	45.25	9,018	1.57	(.76)	108
June 30, 2010	11.27	(.13)	2.32	2.19	—	—	—	—	13.46	19.43	5,355	1.64 [g]	(.92)[g]	114
June 30, 2009	16.95	(.13)	(5.55)	(5.68)	—	—	—	—	11.27	(33.51)	4,910	1.72 [g]	(1.05)[g]	133

Class Y
June 30, 2013	$18.81	.16	4.69	4.85	(.13)	(.13)	—	—	$23.53	25.95	$10,013	1.00	.74	98
June 30, 2012	20.39	(.06)	(1.52)	(1.58)	—	—	—	—[b,e]	18.81	(7.75)	7,733	1.06	(.32)	141
June 30, 2011	13.97	(.04)	6.46	6.42	—	—	—	—[b,f]	20.39	45.96	9,653	1.07	(.24)	108
June 30, 2010	11.63	(.06)	2.40	2.34	—	—	—	—	13.97	20.12	7,079	1.14[g]	(.41)[g]	114
June 30, 2009	17.42	(.07)	(5.72)	(5.79)	—	—	—	—	11.63	(33.24)	7,094	1.22[g]	(.55)[g]	133

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Small Cap Growth Fund	Small Cap Growth Fund 37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011 (Note 7).

f Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.20%

June 30, 2009	0.33

h Reflects a voluntary waiver of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.36% based on the average net assets for class B shares for the year ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

38 Small Cap Growth Fund

Notes to financial statements 6/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2012 through June 30, 2013.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Growth Index. As of August 31, 2012, the index was composed of companies having market capitalizations of between $48.89 million and $4.62 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 60 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Small Cap Growth Fund 39

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $22,870,638. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $23,544,098.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade

40 Small Cap Growth Fund

settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2013, the fund had a capital loss carryover of $72,202,090 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$26,497,001	N/A	$26,497,001	June 30, 2017

45,705,089	N/A	45,705,089	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $239,662 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2013 and June 30, 2013, and (ii) specified ordinary losses recognized during the period between November 1, 2012 and June 30, 2013), to its fiscal year ending June 30, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, late year loss deferrals and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $78,114 to increase accumulated net investment loss, $9,007 to increase paid-in-capital and $69,107 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$26,911,497
Unrealized depreciation	(3,543,861)

Net unrealized appreciation	23,367,636
Capital loss carryforward	(72,202,090)
Late year ordinary loss deferral	(239,662)
Cost for federal income tax purposes	$126,403,034

Small Cap Growth Fund 41

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.633% of the fund’s average net assets before a decrease of $38,022 (0.032% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

42 Small Cap Growth Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$265,301	Class R	24,098

Class B	1,112	Class Y	24,267

Class C	14,615	Total	$332,286

Class M	2,893

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $293 under the expense offset arrangements and by $37,066 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $91, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$235,374	Class M	7,688

Class B	4,134	Class R	42,807

Class C	51,909	Total	$341,912

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,601 and $180 from the sale of class A and class M shares, respectively, and received $685 and $47 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3 and no monies on class A and class M redemptions, respectively.

Small Cap Growth Fund 43

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $112,218,552 and $123,597,448, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/13		Year ended 6/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	414,386	$8,706,750	679,630	$12,519,463

Shares issued in connection with
reinvestment of distributions	19,189	367,861	—	—

	433,575	9,074,611	679,630	12,519,463

Shares repurchased	(957,999)	(19,503,646)	(1,536,362)	(27,814,247)

Net decrease	(524,424)	$(10,429,035)	(856,732)	$(15,294,784)

	Year ended 6/30/13		Year ended 6/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	39,308	$773,946	42,723	$723,191

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	39,308	773,946	42,723	723,191

Shares repurchased	(18,601)	(373,461)	(256,127)	(4,503,559)

Net increase (decrease)	20,707	$400,485	(213,404)	$(3,780,368)

	Year ended 6/30/13		Year ended 6/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	31,126	$610,064	30,745	$519,229

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	31,126	610,064	30,745	519,229

Shares repurchased	(53,853)	(1,005,427)	(96,992)	(1,613,998)

Net decrease	(22,727)	$(395,363)	(66,247)	$(1,094,769)

	Year ended 6/30/13		Year ended 6/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	4,720	$92,940	8,693	$147,322

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	4,720	92,940	8,693	147,322

Shares repurchased	(18,530)	(355,626)	(13,973)	(234,405)

Net decrease	(13,810)	$(262,686)	(5,280)	$(87,083)

44 Small Cap Growth Fund

	Year ended 6/30/13		Year ended 6/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	78,076	$1,580,163	91,165	$1,597,201

Shares issued in connection with
reinvestment of distributions	841	15,778	—	—

	78,917	1,595,941	91,165	1,597,201

Shares repurchased	(106,600)	(2,163,934)	(111,456)	(1,934,201)

Net decrease	(27,683)	$(567,993)	(20,291)	$(337,000)

	Year ended 6/30/13		Year ended 6/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	117,114	$2,494,857	91,652	$1,810,857

Shares issued in connection with
reinvestment of distributions	2,719	53,320	—	—

	119,833	2,548,177	91,652	1,810,857

Shares repurchased	(105,389)	(2,169,846)	(154,041)	(2,780,517)

Net increase (decrease)	14,444	$378,331	(62,389)	$(969,660)

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$4,295,284	$25,332,057	$29,627,341	$2,067	$—

Putnam Short Term
Investment Fund*	—	15,169,766	11,514,712	737	3,655,054

Totals	$4,295,284	$40,501,823	$41,142,053	$2,804	$3,655,054

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $22,606 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of this matter.

Small Cap Growth Fund 45

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

46 Small Cap Growth Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $902 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Small Cap Growth Fund 47

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

48 Small Cap Growth Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Growth Fund 49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

50 Small Cap Growth Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Small Cap Growth Fund 51

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Small Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN076
282470 8/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles. Similar changes were made in July 2011 to the Putnam Funds Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2013	$52,294	$--	$7,066	$ —
June 30, 2012	$52,075	$--	$6,899	$238

For the fiscal years ended June 30, 2013 and June 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $154,566 and $200,151 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2013	$ —	$147,500	$ —	$ —

June 30, 2012	$ —	$76,005	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013